UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2007

Bottling Group, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-80361-01	13-4042452
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 Pepsi Way, Somers, New York		10589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 767-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2007, Thomas M. Lardieri has been appointed to serve as the Principal Accounting Officer of Bottling Group, LLC (the "Company"). On the same date, Andrea L. Forster will step down as the Company's Principal Accounting Officer and will become Vice President of Finance, North America for The Pepsi Bottling Group, Inc. ("PBG"). The Company is PBG's principal operating subsidiary.

Mr. Lardieri, 46, has also been appointed PBG's Vice President and Controller, effective June 1, 2007. Mr. Lardieri, a 19-year Pepsi veteran, has served as Vice President, Risk Management and General Auditor of PepsiCo, Inc. since June 2001. Mr. Lardieri joined PepsiCo's international beverage division in 1988 and has held a variety of accounting positions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bottling Group, LLC

May 14, 2007	By:	/s/ David Yawman

Name: David Yawman
Title: Managing Director-Delegatee